UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                November 28, 2005
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        000-50796                                        16-1171179
        ---------                                        ----------
(Commission File Number)                       (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On November 28, 2005, the Registrant issued a press release announcing that it had terminated discussions to acquire the Illinois and Wisconsin parking operations of System Parking, Inc. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.



Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

        99.1    Press Release dated November 28, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STANDARD PARKING CORPORATION



Date: November 28, 2005                          By:   /s/ G. MARC BAUMANN
                                                    ----------------------------
                                                    G. Marc Baumann,
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS


        EXHIBIT                 DESCRIPTION OF EXHIBIT
        -------                 ----------------------

         99.1                   Press Release dated November 28, 2005.